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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of July 5, 2001 by and between Vector Group Ltd., a Delaware corporation (the "COMPANY"), and Jefferies & Company, Inc. (the "INITIAL PURCHASER"), pursuant to the Purchase Agreement, dated as of June 29, 2001 (the "PURCHASE AGREEMENT"), by and between the Company and the Initial Purchaser. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Initial Purchaser's obligations to purchase the Securities (as defined herein) under the Purchase Agreement.

                  The Company agrees with the Initial Purchaser, (i) for the benefit of the Initial Purchaser and (ii) for the benefit of the beneficial owners (including the Initial Purchaser) from time to time of the Securities and the beneficial owners from time to time of the Underlying Conversion Stock (as defined herein) issued upon conversion of the Securities (each of the foregoing a "HOLDER" and together the "HOLDERS"), as follows:

                  SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "AFFILIATE" means, with respect to any specified Person, an "affiliate," as defined in Rule 144, of such Person.

                  "AMENDMENT EFFECTIVENESS DEADLINE DATE" has the meaning specified in Section 2(d) hereof.

                  "APPLICABLE CONVERSION PRICE" means the Principal Amount as of such date of determination divided by the Conversion Price in effect as of such date of determination or, if no Securities are then outstanding, the Conversion Price that would be in effect were Securities then outstanding.

                  "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                  "COMMON STOCK" means any shares of Common Stock, par value $0.10 per share, of the Company and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, including the Underlying Conversion Stock.

                  "CONVERSION PRICE" has the meaning assigned to that term in the Indenture.

                  "DAMAGES ACCRUAL PERIOD" has the meaning specified in Section 2(f) hereof.

                  "DAMAGES PAYMENT DATE" means each January 15 and July 15 in the case of Securities and the Underlying Conversion Stock.

                  "DEFERRAL NOTICE" has the meaning specified in Section 3(i) hereof.


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                  "DEFERRAL PERIOD" has the meaning specified in Section 3(i)
hereof.

                  "EFFECTIVENESS DEADLINE DATE" has the meaning specified in
Section 2(a) hereof.

                  "EFFECTIVENESS PERIOD" means the period of two years from the Issue Date or such shorter period that will terminate upon the earliest of the following: (A) when all the Securities and Underlying Conversion Stock covered by the Shelf Registration Statement have been registered under and sold pursuant to the Shelf Registration Statement, (B) when all outstanding Registrable Securities held by Persons which are not affiliates of the Company may be resold without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act or any successor provision thereto.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "FILING DEADLINE DATE" has the meaning specified in Section 2(a) hereof.

                  "FILING NOTICE" has the meaning specified in Section 2(d) hereof.

                  "HOLDER" has the meaning specified in the second paragraph of this Agreement.

                  "INDENTURE" means the Indenture dated as of the date hereof between the Company and the Trustee, pursuant to which the Securities are being issued.

                  "INITIAL PURCHASER" has the meaning specified in the first paragraph of this Agreement.

                  "INITIAL SHELF REGISTRATION STATEMENT" has the meaning specified in Section 2(a) hereof.

                  "ISSUE DATE" means July 5, 2001.

                  "LIQUIDATED DAMAGES AMOUNT" has the meaning specified in
Section 2(f) hereof.

                  "MATERIAL EVENT" has the meaning specified in Section 3(i) hereof.

                  "NOTICE AND QUESTIONNAIRE" means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex B to the Offering Circular of the Company dated June 29, 2001 relating to the Securities.

                  "NOTICE HOLDER" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

                  "PERSON" means an individual, partnership, corporation, limited liability company, unincorporated association, trust or joint venture, or a governmental agency or political subdivision thereof.



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                  "PRINCIPAL AMOUNT" means, with respect to the Securities, the principal amount due on the maturity date as shown on such Securities.

                  "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

                  "PURCHASE AGREEMENT" has the meaning specified in the first paragraph of this Agreement.

                  "RECORD HOLDER" means, with respect to any Damages Payment Date relating to any Securities or Underlying Conversion Stock as to which any Liquidated Damages Amount has accrued, the registered holder of such Securities or Underlying Conversion Stock, as the case may be, 15 days prior to the next succeeding Damages Payment Date.

                  "REGISTRABLE SECURITIES" means the Securities and the Underlying Conversion Stock, and any security issued with respect thereto upon any stock split, stock dividend or similar event until, in the case of any such security, the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) were it not held by an Affiliate of the Company, (iii) its sale to the public pursuant to Rule 144, or (iv) its otherwise having been exchanged by or on behalf of the Company for a new security and/or shares of the Company's Common Stock none of which are subject to the transfer restrictions under the Securities Act.

                  "REGISTRATION DEFAULT" has the meaning specified in Section 2(f) hereof.

                  "REGISTRATION DEFAULT DATE" has the meaning specified in
Section 2(f) hereof.

                  "REGISTRATION DEFAULT TERMINATION DATE" has the meaning specified in Section 2(f) hereof.

                  "REGISTRATION EXPENSES" has the meaning specified in Section 5 hereof.

                  "REGISTRATION STATEMENT" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

                  "RESTRICTED SECURITIES" has the meaning assigned to that term in Rule 144.

                  "RULE 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC.



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                  "RULE 144A" means Rule 144A under the Securities Act, as such
Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  "RULE 415" means Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  "SEC" means the U.S. Securities and Exchange Commission and any successor agency.

                  "SECURITIES" means the 6.25% Convertible Subordinated Notes due 2008 of the Company to be purchased pursuant to the Purchase Agreement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "SHELF REGISTRATION STATEMENT" has the meaning specified in
Section 2(a) hereof.

                  "SUBSEQUENT SHELF REGISTRATION STATEMENT" has the meaning specified in Section 2(b) hereof.

                  "TIA" means the Trust Indenture Act of 1939, as amended.

                  "TRUSTEE" means U.S. Bank Trust National Association (or any successor entity), the Trustee under the Indenture.

                  "UNDERLYING CONVERSION STOCK" means the Common Stock into which the Securities are convertible or issued upon any such conversion.

                  SECTION 2. SHELF REGISTRATION. (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, no later than the date (the "FILING DEADLINE DATE") which is ninety (90) days after the Issue Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "SHELF REGISTRATION STATEMENT") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "INITIAL SHELF REGISTRATION STATEMENT"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution set forth in the Initial Shelf Registration Statement. The Company shall use its commercially reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act no later than the date (the "EFFECTIVENESS DEADLINE DATE") that is one hundred and eighty (180) days after the Issue Date, and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period; provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration Statement unless such Holder shall have provided a Notice and Questionnaire in accordance with Section 2(d) and is in compliance with Section
4. None of the Company's security holders (other than the Holders of Registrable Securities) shall have the right to include any of the Company's securities in the Shelf Registration Statement.



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                  (b) If the Initial Shelf Registration Statement or any
Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "SUBSEQUENT SHELF REGISTRATION STATEMENT"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

                  (c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act.

                  (d) The Company shall provide notice of its intention to file such Shelf Registration Statement (a "FILING NOTICE") to all Holders of Registrable Securities in the same manner as the Company is required to provide notice to Holders of Securities under the terms of the Indenture. Such Filing Notice shall seek, among other things, a determination from each such Holder of Registrable Securities as to whether such Holder of Registrable Securities wishes to elect to sell such Registrable Securities pursuant to such Shelf Registration Statement and related Prospectus.

                  (e) Each Holder of Registrable Securities agrees that if such Holder wishes to sell such Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(e) and Section 3(i). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least three (3) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement; provided that, Holders of Registrable Securities shall have at least twenty (20) Business Days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five (5) Business Days after such date, (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf



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Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT EFFECTIVENESS DEADLINE DATE") that is one hundred and eighty (180) days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder copies of any documents filed pursuant to Section 2(e)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(e)(i); provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i), provided, further, that if a Deferral Period is in effect on the Amendment Effectiveness Deadline Date, then the Amendment Effectiveness Deadline Date shall be extended by the number of days of such Deferral Period and the Company shall not incur obligations to pay any Liquidated Damages Amount during such extension, provided, further, that if under applicable law the Company has more than one option as to the type or manner of making any such filing, it will make the required filing or filings in the manner or of a type that is reasonably expected to result in the earliest availability of the Prospectus for effecting resales of Registrable Securities. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling security holder in any Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of Section 2(e) of this Agreement (whether or not such Holder was a Notice Holder at the time the Registration Statement was declared effective) shall be named as a selling security holder in the Registration Statement or related Prospectus in accordance with the requirements of this Section 2(e).

                  (f) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date, (ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date, (iii) the Company has failed to perform its obligations set forth in Section 2(e) hereof within the time period required therein, (iv) after the Registration Statement has been declared effective, such Shelf Registration Statement ceases to be effective or fails to be usable in connection with resales of the Registrable Securities in accordance with the terms of this Agreement without being succeeded within five
(5) Business Days by a post-effective amendment or report filed with the SEC pursuant to the Exchange Act that cures the failure of the Registration Statement to be effective or usable or (v) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) hereof (each of the events of a type described in any of the foregoing clauses (i) through (v) are individually referred to herein as a "REGISTRATION DEFAULT," and the day following the Filing Deadline Date in the case of clause (i), the day following the Effectiveness Deadline Date in the case of clause (ii), the date by which the Company is required to perform its obligations set forth in Section 2(e) in the case of clause (iii) (including the filing of any post-effective amendment prior to the Amendment Effectiveness Deadline Date), the date by which the Company is required to perform its obligations set forth in clause (iv) above, and the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 3(i) hereof in the case of clause (v), being referred



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to herein as a "REGISTRATION DEFAULT DATE"). Registration Defaults shall be deemed to continue until the "REGISTRATION DEFAULT TERMINATION DATE," which shall be the following dates with respect to the respective types of Registration Defaults: the date the Initial Shelf Registration Statement is filed in the case of a Registration Default of the type described in clause (i), the date the Initial Shelf Registration Statement is declared effective under the Securities Act in the case of a Registration Default of the type described in clause (ii), the date the Company performs its obligations set forth in
Section 2(e) in the case of a Registration Default of the type described in clause (iii) (including, without limitation, the date the relevant post-effective amendment to the Shelf Registration Statement is declared effective under the Securities Act), the date the Company performs its obligations set forth in clause (iv) above in the case of a Registration Default of the type described in clause (iv) above, and termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section 3(i) to be exceeded in the case of the commencement of a Registration Default of the type described in clause (v).

                  Accordingly, commencing on (and including) any Registration Default Date and ending on (but excluding) the next date on which there are no Registration Defaults that have occurred and are continuing (a "DAMAGES ACCRUAL PERIOD"), the Company agrees to pay, as liquidated damages and not as a penalty, an amount (the "LIQUIDATED DAMAGES AMOUNT"), payable on the Damages Payment Dates to Record Holders of then outstanding Securities that are Registrable Securities and of then outstanding shares of Underlying Conversion Stock issued upon conversion of Securities that are Registrable Securities, as the case may be, accruing, for each portion of such Damages Accrual Period beginning on and including a Damages Payment Date (or, in respect of the first time that the Liquidation Damages Amount is to be paid to Holders on a Damages Payment Date as a result of the occurrence of any particular Registration Default, from the Registration Default Date) and ending on but excluding the first to occur of (A) the date of the end of the Damages Accrual Period or (B) the next Damages Payment Date, at a rate per annum equal to one-half of one percent (0.5%) of the aggregate Principal Amount of such Securities or, in the case of Securities that have been converted into or exchanged for Underlying Conversion Stock, the aggregate Applicable Conversion Price of such shares of Underlying Conversion Stock, as the case may be, in each case determined as of the Business Day immediately preceding the next Damages Payment Date; provided, that in the case of a Damages Accrual Period that is in effect solely as a result of a Registration Default of the type described in clause (iii) of the immediately preceding paragraph, such Liquidated Damages Amount shall be paid only to the Holders that have delivered Notice and Questionnaires that caused the Company to incur the obligations set forth in Section 2(e) the non-performance of which is the basis of such Registration Default; provided further, that any Liquidated Damages Amount accrued with respect to any Securities or portion thereof called for redemption on a redemption date or converted into Underlying Conversion Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Securities or portion thereof for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion). Notwithstanding the foregoing, no Liquidated Damages Amounts shall accrue as to any Registrable Security from and after the date such security is no longer a Registrable Security. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Defaults. Following the cure of all Registration Defaults requiring the payment by the Company of Liquidated Damages Amounts to the Holders of Registrable Securities pursuant to this Section, the


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accrual of Liquidated Damages Amounts will cease (without in any way limiting the effect of any subsequent event requiring the payment of the Liquidated Damages Amount by the Company).

                  The Trustee shall be entitled, on behalf of Holders of Securities or Underlying Conversion Stock, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Liquidated Damages Amount. Notwithstanding the foregoing, the parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude a Notice Holder or Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

                  All of the Company's obligations set forth in this Section 2(f) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(k)).

                  The parties hereto agree that the liquidated damages provided for in this Section 2(f) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

                  SECTION 3. REGISTRATION PROCEDURES. In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

                  (a) Before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Initial Purchaser copies of all such documents proposed to be filed and use its commercially reasonable efforts to reflect in each such document when so filed with the SEC such comments as the Initial Purchaser reasonably shall propose within five (5) Business Days after the delivery of such copies to the Initial Purchaser in the case of the Initial Shelf Registration Statement and within three (3) Business Days after the delivery of such copies to the Initial Purchaser in the case of an amendment or supplement thereto.

                  (b) Use commercially reasonable efforts to prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.



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                  (c) As promptly as practicable give notice to the Notice
Holders and the Initial Purchaser (i) when any Prospectus, Prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any requirement, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose,
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of (but not the nature of or details concerning) a Material Event (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading) and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(i)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(i) shall apply.

                  (d) Use its commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest practicable time.

                  (e) If reasonably requested by the Initial Purchaser or any Notice Holder, promptly incorporate in a Prospectus supplement or a post-effective amendment to a Registration Statement such information as the Initial Purchaser or such Notice Holder shall, on the basis of an opinion of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided, that the Company shall not be required to take any actions under this Section 3(e) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

                  (f) Furnish to each Notice Holder and the Initial Purchaser without charge, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by such Notice Holder or the Initial Purchaser, as the case may be).



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                  (g) During the Effectiveness Period, deliver to each Notice
Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

                  (h) Prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, register or qualify or use its commercially reasonable efforts to cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom); provided, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

                  (i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under
Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "MATERIAL EVENT") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, (i) in the case of clause (B) above, subject to the next sentence, promptly prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue



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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "DEFERRAL NOTICE") and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause
(A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate. The period during which the availability of the Registration Statement and any Prospectus is suspended (the "DEFERRAL PERIOD"), without the Company incurring any obligation to pay liquidated damages pursuant to Section 2(f), shall not exceed ninety (90) consecutive days or an aggregate of one hundred and twenty (120) days in any twelve (12) month period.

                  (j) If requested, make available for inspection during normal business hours by a representative for the Notice Holders of such Registrable Securities and any broker-dealers, attorneys and accountants retained by such Notice Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate executive officers, directors and designated employees of the Company and its subsidiaries to make available for inspection during normal business hours all relevant information reasonably requested by such representative for the Notice Holders or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations, which examinations shall not be unduly disruptive to the Company's operations; provided, however, that such Persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons and shall be used solely for the purposes of exercising rights under this Agreement, unless and to the extent that (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any Prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such Person or (iv) such information becomes available to any such Person from a source other than the Company and such source is not bound by a confidentiality agreement; and provided further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by the counsel referred to in Section 5 and provided further, that the Company shall not be required to disclose any information subject to the attorney-client or attorney-work product privilege if and to the extent such disclosure could constitute or be deemed to constitute a waiver of such privilege.

                  (k) Use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act).

                  (l) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Registration Statement, and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Notice Holder may request in writing at least two Business Days prior to any sale of such Registrable Securities.

                  (m) Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement.

                  (n) Use its commercially reasonable efforts to provide such information as is required for any filings required to be made with the National Association of Securities Dealers, Inc.

                  (o) Upon (i) the filing of the Initial Shelf Registration Statement and (ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by press release in the manner in which the Company customarily makes such public announcements.

                  (p) Enter into such customary agreements and take all such other necessary actions in connection therewith (including those reasonably requested by the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate disposition of such Registrable Securities.

                  (q) Cause the Indenture to be qualified under the TIA not later than the effective date of any Registration Statement; and in connection therewith, cooperate with the Trustee to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

                  SECTION 4. HOLDER'S OBLIGATIONS. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to be named as a selling security holder in the Shelf Registration Statement as of the Effective Time, and no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Registration Statement under applicable law. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder provided by such Holder in the Notice and Questionnaire does not as of the date of such Notice and Questionnaire contain any untrue statement of a material fact relating to such Holder or its plan of distribution.

                  SECTION 5. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any of the Registration Statements are declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications of the Registrable Securities, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) fees and disbursements of counsel for the Company in connection with the Shelf Registration Statement, and
(iv) reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock. In addition, the Company shall bear or reimburse the Notice Holders for the reasonable fees and disbursements of one firm of legal counsel for the Holders, which shall initially be Latham & Watkins, but which may, upon the written consent of the Initial Purchaser (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company. Notwithstanding the foregoing, or anything in this Agreement to the contrary, each Holder shall pay all commissions, placement agent fees and underwriters discounts and commissions with respect to any Registrable Securities sold by it and the fees or disbursements of any counsel or other advisors or experts retained by such Holders (severally and jointly) other than counsel referred to in this Section 5.

                  SECTION 6. INDEMNIFICATION; CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless the Initial Purchaser and each holder of Registrable Securities and each Person, if any, who controls the Initial Purchaser or any holder of Registrable Securities within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ii) to the extent not covered in clause (i) above, against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, contained in the Registration Statement (or any amendment thereto), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), provided that (subject to Section 6(d) below) any such settlement is effected with the prior written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, contained in the Registration Statement (or any amendment thereto), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser or such holder of Registrable Securities and each Person, if any, who controls the Initial Purchaser or any such holder of Registrable Securities or such other indemnified party expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided further, that this indemnity shall not apply to any loss, liability, claim, damage or expense if the Holder or other indemnified party fails to deliver at or prior to the written confirmation of sale, the most recent Prospectus, as amended or supplemented, and such Prospectus, as amended or supplemented, having been previously furnished by on or behalf of the Company to such Holder or other indemnified party corrected such untrue statement or omission or alleged untrue statement or omission of a material fact and the delivery thereof by such Holder or other indemnified party was required by law or any rule or regulation of any applicable stock exchange.

                  (b) In connection with any Shelf Registration in which a holder, including, without limitation, the Initial Purchaser, of Registrable Securities is participating, in furnishing information relating to such holder of Registrable Securities to the Company in writing expressly for use in such Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, the holders of such Registrable Securities agree, severally and not jointly, to indemnify and hold harmless the Initial Purchaser and each Person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company, and each Person, if any, who controls the Company within the meaning of either such Section, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only arising out of or based upon untrue statements or omissions, or alleged untrue statements or omissions, in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder of Registrable Securities and each Person, if any, who controls any such holder of Registrable Securities expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  The Initial Purchaser agrees to indemnify and hold harmless the Company, the holders of Registrable Securities, and each Person, if any, who controls the Company or any holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only arising out of or based upon untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the event an action is brought against an indemnified party, the indemnifying party shall be entitled to participate in, and, to the extent that it shall desire, jointly with any other indemnifying party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and pay all the fees and expenses of such counsel and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses, except as provided below. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) indemnified party shall have been advised by counsel that there may be one or more legal defenses to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof; in each of the circumstances set forth in clauses (i) through (ii) the fees and expenses of such counsel shall be at the expense of the indemnifying parties. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel payable by such indemnifying party under Section 6(c) above, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (e) If the indemnification provided for in this Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative fault of the Company on the one hand and the holders of the Registrable Securities or the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the holder of the Registrable Securities or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(e). The aggregate amount of losses, liabilities, claims, damages, and expenses incurred by an indemnified party and referred to above in this Section 6(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 6, neither the holder of any Registrable Securities nor the Initial Purchaser, shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such holder of Registrable Securities or underwritten by the Initial Purchaser, as the case may be, and distributed to the public were offered to the public exceeds the amount of any damages that such holder of Registrable Securities or the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 6(e), each Person, if any, who controls the Initial Purchaser or any holder of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser or such holder, and each Person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

                  SECTION 7. INFORMATION REQUIREMENTS AND RULES 144 AND 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, for so long as any Registrable Securities remain outstanding, if at any time before the end of the Effectiveness Period the Company is no longer subject to the reporting requirements of the Exchange Act, it will, upon the request of any Holder of beneficial owner of Registrable Securities, make available such information as is required by Rule 144A(d)(4) to permit resales pursuant to Rule 144A under the Securities Act. The Company further covenants that, for so long as any Registrable Securities remain outstanding, it will cooperate with and use its commercially reasonable efforts to take such further action as any Holder of Registrable Securities may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell such Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144(k) under the Securities Act, as such rule may be amended from time to time, and customarily taken in connection with sales pursuant to such exemption or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report required to be filed and filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

                  SECTION 8. MISCELLANEOUS.

                  (a) NO CONFLICTING AGREEMENTS. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities which will grant to any Person piggyback registration rights with respect to the Registration Statement.

                  (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Underlying Conversion Stock constituting Registrable Securities (with Holders of Securities deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Conversion Stock into which such Securities are or would be convertible or exchangeable as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this
Section 8(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

                  (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or
(iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

                  (x) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

                  (y) if to the Company, to:

                  100 S.E. Second Street
                  Miami, Florida 33131
                  Attention: Richard J. Lampen, Executive Vice President and

                  McDermott, Will & Emery
                  2049 Century Park East, 34th Floor
                  Los Angeles, California 90067

                  Attention:  Eric R. Reimer, Esq. and Mark J. Mihanovic, Esq.

                  (z) if to the Initial Purchaser, to:

                  11100 Santa Monica Boulevard
                  10th Floor
                  Los Angeles, California  90025
                  Attention:   Andrew Whittaker

                           and

                  Latham & Watkins
                  633 W. Fifth Street
                  Suite 4000
                  Los Angeles, California  90071
                  Attention:   Cynthia Rotell, Esq.

or to such other address as such Person may have furnished to the other Persons identified in this Section 8(c) in writing in accordance herewith.

                  (d) APPROVAL OF HOLDERS. Whenever the consent or approval of Holders of a specified percentage of aggregate Principal Amount of Registrable Securities is required hereunder, the Registrable Securities held by the Company or its Affiliates (other than the Initial Purchaser or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (e) SUCCESSORS AND ASSIGNS. Any Person who purchases any Registrable Securities from the Initial Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities only upon such Holder of Registrable Securities agreeing in writing to be bound by all of the terms and provisions of this Agreement applicable to such Holders of Registrable Securities.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

                  (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN MANHATTAN, NEW YORK CITY, THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (i) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.

                  (k) TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate upon the expiration of the Effectiveness Period, except for any liabilities or obligations under Sections 4, 5 or 6 hereof and the obligations to make payments of and provide for liquidated damages under Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

                            (SIGNATURE PAGE FOLLOWS)

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

VECTOR GROUP LTD.


By:  /s/ RICHARD J. LAMPEN
   ---------------------------------
Name:  Richard J. Lampen
Title:   Executive Vice President

Confirmed and accepted as of
the date first above written:

JEFFERIES & COMPANY, INC.



By:    /s/ ANDREW WHITTAKER
   ---------------------------------
Name:  Andrew Whittaker
Title:   Executive Vice President




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